FRANKLIN RESOURCES, INC. Franklin Resources, Inc. First Quarter Results January 30, 2014 Exhibit 99.2

FRANKLIN RESOURCES, INC. Forward-Looking Statements Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and Franklin’s subsequent Quarterly Report on Form 10-Q: (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management (“AUM”) are subject to significant fluctuations; (3) we are subject to extensive, complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) U.S. regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations; (5) failure to comply with the laws, rules or regulations in any of the non-U.S. jurisdictions in which we operate could result in substantial harm to our reputation and results of operations; (6) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (7) any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could constrain our operations; (8) our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income; (9) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (10) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (11) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income; (12) changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth; (13) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with our revenues and income generated overseas; (14) harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, potentially negatively impacting our revenues and income; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16) our ability to successfully manage and grow our business can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability; (18) certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income; (19) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results; (20) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness; (21) our business could be negatively affected if we or our banking subsidiaries fail to satisfy regulatory and supervisory standards; and (22) we are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory clients or fund shareholders. 2

FRANKLIN RESOURCES, INC. Audio Commentary and Conference Call Details Pre-recorded audio commentary on the results from Franklin Resources, Inc.’s Chairman, CEO and President Greg Johnson and CFO and Executive Vice President Ken Lewis will be available today at approximately 8:30 a.m. Eastern Time. They will also lead a live teleconference today at 10:30 a.m. Eastern Time to answer questions of a material nature. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations before the live teleconference for any clarifications or questions related to the earnings release, this presentation or the pre-recorded audio commentary. Access to the pre-recorded audio commentary and accompanying slides are available at franklinresources.com. The pre-recorded audio commentary can also be accessed by dialing (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 36435070, any time through March 1, 2014. Access to the live teleconference will be available at franklinresources.com or by dialing (800) 446-1671 in the U.S. and Canada or (847) 413-3362 internationally. A replay of the call can also be accessed by calling (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 36435056, after 1:00 p.m. Eastern Time on January 30, 2014 through March 1, 2014. Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312- 4091 or Media Relations at (650) 312-2245. 3

FRANKLIN RESOURCES, INC. Highlights • Strong operating results set new highs for revenue, operating income and earnings per share • Long-term investment performance remains strong, with the majority of our U.S.-registered and cross-border mutual funds ranked in the top half of their respective peer groups • Equity and hybrid net new flows of $6.7 billion are the strongest since 2007 • Launched our first liquid alternatives mutual fund for U.S. retail investors 4

FRANKLIN RESOURCES, INC. Investment Performance

FRANKLIN RESOURCES, INC.

Investment Performance – U.S.-Registered and Cross-Border Mutual Funds

Percentage of Long-Term Assets in Top Two Peer Group Quartiles[1]

10-Year Periods ended Dec. 31, 2013

Total

(AUM: $594 billion)


84%



1-Year	3-Year	5-Year	10-Year
56%	77%	73%	84%

Equity & Hybrid

(AUM: $305 billion)


76%



1-Year	3-Year	5-Year	10-Year
35%	70%	69%	76%

Fixed-Income

(AUM: $289 billion)


91%



1-Year	3-Year	5-Year	10-Year
78%	85%	77%	91%

1.The peer group rankings are sourced from either Lipper © or Morningstar©, as the case may be, and are based on an absolute ranking of returns as of December 31, 2013. Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares and do not include sales charges. Franklin Templeton U.S.-registered long-term funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Morningstar rankings for Franklin Templeton cross-border long-term mutual funds are based on primary share classes and do not include sales charges. Performance rankings for other share classes may differ. Results may have been different if these or other factors had been considered. The figures in the table are based on data available from Lipper Inc. as of January 7, 2014 and Morningstar as of January 8, 2014 and are subject to revision.

Performance quoted above represents past performance, which cannot predict or guarantee future results. All investments involve risks, including loss of principal.

6

FRANKLIN RESOURCES, INC. Assets Under Management and Flows

FRANKLIN RESOURCES, INC. Assets Under Management End of Period 8 Simple Monthly Average (in US$ billions, for the three months ended) 781.8 823.7 815.0 844.7 879.1 12/12 3/13 6/13 9/13 12/13 763.6 807.3 833.2 827.8 865.9 12/12 3/13 6/13 9/13 12/13

FRANKLIN RESOURCES, INC. United States 65% Europe, the Middle East and Africa 17% Asia-Pacific 10% Canada 4% Latin America1 4% Assets Under Management By Investment Objective 9 By Sales Region As of December 31, 2013 As of December 31,2013 1. Latin America sales region includes North America-based advisors serving non-resident clients. (in billions) 31-Dec-13 30-Sep-13 % Change Equity $ 365.7 $ 341.1 7% Hybrid 147.8 137.5 7% Fixed-Income 359.0 359.5 0% Cash Management 6.6 6.6 0% Total $ 879.1 $ 844.7 4% (in billions) 31-Dec-13 30-Sep-13 % Change United States $ 568.9 $ 545.5 4% Europe, the Middle East and Africa 152.7 146.9 4% Asia-Pacific 90.1 86.5 4% Canada 38.5 36.7 5% Latin America1 28.9 29.1 (1%) Total $ 879.1 $ 844.7 4% Equity 41% Hybrid 17% Fixed-Income 41% Cash Mgmt 1%

FRANKLIN RESOURCES, INC. 24.8 24.5 (16.3) 33.1 36.0 12/12 3/13 6/13 9/13 12/13 Long-Term Flows and Market Appreciation (Depreciation) Summary 10 (in US$ billions, for the three months ended) Appreciation (Depreciation) and Other 1. Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges. Long-Term Net New Flows Long-Term Sales Long-Term Redemptions Long-Term Flows1 46.0 59.5 62.1 48.0 49.8 (44.7) (40.9) (53.9) (50.5) (49.7) 1.0 18.6 7.4 (2.9) 0.0 12/12 3/13 6/13 9/13 12/13

FRANKLIN RESOURCES, INC. United States and International Flows United States 11 (in US$ billions, for the three months ended) International Long-Term Sales Long-Term Redemptions Long-Term Sales Long-Term Redemptions 23.0 27.5 28.5 25.8 25.3 (23.2) (20.5) (27.9) (27.9) (25.5) 12/12 3/13 6/13 9/13 12/13 23.0 32.0 33.6 22.2 24.5 (21.5) (20.4) (26.0) (22.6) (24.2) 12/12 3/13 6/13 9/13 12/13

FRANKLIN RESOURCES, INC. 19.7 29.6 30.2 16.1 15.9 (14.0) (14.3) (19.7) (18.6) (18.4) 5.9 15.3 10.2 (3.6) (3.1) 12/12 3/13 6/13 9/13 12/13 9.6 12.0 11.4 12.5 15.1 (13.8) (11.4) (13.4) (11.5) (12.3) (4.4) 0.7 (2.2) 1.2 3.1 12/12 3/13 6/13 9/13 12/13 Flows by Investment Objective: Global / International Equity and Fixed-Income (in US$ billions, for the three months ended) 12 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 45% 28% Redemptions 31% 32% Long-Term Net New Flows Long-Term Sales Long-Term Redemptions Global / International Equity Global / International Fixed Income % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 20% 25% Redemptions 22% 20%

FRANKLIN RESOURCES, INC. Flows by Investment Objective: U.S. Equity & Hybrid (in US$ billions, for the three months ended) 13 % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 21% 19% Redemptions 16% 12% Long-Term Net New Flows Long-Term Sales Long-Term Redemptions U.S. Equity % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 20% 25% Redemptions 25% 25% 3.4 4.0 4.5 5.5 6.1 (5.1) (4.6) (6.1) (5.2) (6.1) (2.0) (0.5) (1.2) 1.2 0.4 12/12 3/13 6/13 9/13 12/13 5.5 6.2 7.9 6.8 6.5 (4.8) (3.8) (5.6) (5.1) (4.1) 0.5 2.8 2.7 3.2 3.2 12/12 3/13 6/13 9/13 12/13 Hybrid 1. Sales and redemptions as a percentage of beginning assets under management are annualized.

FRANKLIN RESOURCES, INC. Flows by Investment Objective: Tax-Free and Taxable U.S. Fixed-Income (in US$ billions, for the three months ended) 14 % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 32% 30% Redemptions 28% 30% Long-Term Net New Flows Long-Term Sales Long-Term Redemptions Tax-Free Fixed-Income % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 15% 10% Redemptions 20% 25% Taxable U.S. Fixed-Income 3.8 3.2 2.9 2.5 1.9 (3.2) (2.8) (4.5) (6.2) (4.5) 0.6 0.2 (2.5) (5.4) (3.4) 12/12 3/13 6/13 9/13 12/13 4.0 4.5 5.2 4.6 4.3 (3.8) (4.0) (4.6) (3.9) (4.3) 0.4 0.1 0.4 0.5 (0.2) 12/12 3/13 6/13 9/13 12/13 1. Sales and redemptions as a percentage of beginning assets under management are annualized.

FRANKLIN RESOURCES, INC. Operating Results and Capital Management

FRANKLIN RESOURCES, INC. Quarterly Financial Highlights Operating and Net Income1 16 Unaudited Diluted Earnings Per Share (in US$ millions, except per share data, for the three months ended) 1. Net Income attributable to Franklin Resources, Inc. Operating Income Net Income1 685 729 772 735 813 516 573 552 509 604 12/12 3/13 6/13 9/13 12/13 $0.81 $0.90 $0.86 $0.80 $0.96 12/12 3/13 6/13 9/13 12/13

FRANKLIN RESOURCES, INC. Operating Revenues (in millions, for the three months ended) 17 Unaudited 31-Dec-13 30-Sep-13 Dec-13 vs. Sep-13 30-Jun-13 31-Mar-13 31-Dec-12 Dec-13 vs. Dec-12 Inv stment management fees 1,373.8$ 1,285.7$ 7% 1,318.3$ 1,267.5$ 1,199.9$ 14% Sales and distribution fees 636.7 604.7 5% 664.5 642.7 604.1 5% Shareholder servicing fees 76.1 75.2 1% 77.5 76.6 74.4 2% Other, net 22.9 19.2 19% 24.5 26.8 23.4 (2%) Total Operating Revenues 2,109.5$ 1,984.8$ 6% 2,084.8$ 2,013.6$ 1,901.8$ 11%

FRANKLIN RESOURCES, INC. Operating Expenses (in millions, for the three months ended) 18 Unaudited 31-Dec-13 30-Sep-13 Dec-13 vs. Sep-13 30-Jun-13 31-Mar-13 31-Dec-12 Dec-13 vs. Dec-12 Sales, distribution and marketing 776.7$ 717.6$ 8% 812.8$ 780.8$ 730.9$ 6% C mpensation and benefits 349.0 348.8 0% 345.5 355.1 335.1 4% Information systems and technology 50.2 58.3 (14%) 44.4 44.8 43.6 15% Occupancy 33.1 35.0 (5%) 33.9 31.9 33.4 (1%) General, administrative and other 87.4 90.0 (3%) 76.5 71.6 73.7 19% Total Operating Expenses 1,296.4$ 1,249.7$ 4% 1,313.1$ 1,284.2$ 1,216.7$ 7%

Unaudited

FRANKLIN RESOURCES, INC.

Other Income – U.S. GAAP

(in US$ millions, for the three months ended December 31, 2013)


5.4
24.9
18.6
3.4
(12.6)
(4.5)
(5.3)
5.7
35.6
12.6
48.2
Dividend and interest income
Equity method investments
Available-for-sale investments
Trading investments
Interest expense
Other
Consolidated sponsored investment products (SIPs)
Consolidated variable interest entities (VIEs)
Total other income
Noncontrolling interests[1]
Other income, net of noncontrolling interests

Associated Financial Statement Components

$35.2 Million[2]						$0.4 Million		
Cash and cash equivalents, investment securities, available-for-sale and investment securities, trading	Investments in equity method investees	Investment securities, available-for-sale	Investment securities, trading	Debt and deferred taxes	Miscellaneous non-operating income, including foreign exchange revaluations of cash and cash equivalents held by subsidiaries with a non-USD functional currency	Investments of consolidated SIPs	Investments of consolidated VIEs	Related noncontrolling interests attributable to third-party investors

1. Reflects the portion of noncontrolling interests related to consolidated SIPs and VIEs included in Other income.
2. Net of the impact of consolidating SIPs and VIEs as summarized in the appendix.

19

FRANKLIN RESOURCES, INC. Operating Results (in millions, except per share data, for the three months ended) 20 Unaudited 31-Dec-13 30-Sep-13 Dec-13 vs. Sep-13 30-Jun-13 31-Mar-13 31-Dec-12 Dec-13 vs. Dec-12 Income Before Taxes 848.7$ 723.5$ 17% 772.0$ 815.0$ 716.1$ 19% Taxes on income 252.7 213.0 19% 209.9 221.6 211.4 20% Net Income 596.0 510.5 17% 562.1 593.4 504.7 18% LESS: NET INCOME (LOSS) ATTRIBUTABLE TO Nonredeemable noncontrolling interests (17.2) 3.8 NM 8.0 17.8 (12.7) 35% Redeemable noncontrolling interests 9.4 (2.3) NM 1.8 2.8 1.3 623% Net Income Attributable to Franklin Resources, Inc. 603.8$ 509.0$ 19% 552.3$ 572.8$ 516.1$ 17% Less: Allocation of earnings to participating nonvested stock and stock unit awards 3.5 2.7 30% 4.0 4.0 4.0 (13%) Net Income Available to Common Stockholders 600.3$ 506.3$ 19% 548.3$ 568.8$ 512.1$ 17% AVERAGE SHARES OUTSTANDING Basic 628.1 630.5 (0%) 633.6 634.0 634.5 (1%) Diluted 628.5 631.3 (0%) 634.3 634.7 635.4 (1%) EARNINGS PER SHARE Basic $0.96 $0.80 20% $0.87 $0.90 $0.81 19% Diluted $0.96 $0.80 20% $0.86 $0.90 $0.81 19%

FRANKLIN RESOURCES, INC. 340 411 482 582 605 442 571 694 706 808 866 27.1% 29.9% 32.3% 33.3% 34.8% 28.7% 33.5% 37.3% 35.4% 36.6% 38.5% 9/04 9/05 9/06 9/07 9/08 9/09 9/10 9/11 9/12 9/13 12/13 Profitability Operating Margin vs. Average Assets Under Management 21 (in US$ billions, except as noted, for the fiscal period ended) Unaudited Operating Margin Average Assets Under Management 1. Fiscal 2014 year-to-date operating income was annualized for CAGR calculation. CAGR is the compound average annual growth rate over the trailing 10 year period. Avg. AUM: 10 % CAGR Op. Income: 13% CAGR Operating Income (US$ millio s) 931 1,288 1,633 2,068 2,099 1,203 1,959 2,660 2,515 2,921 813 1

FRANKLIN RESOURCES, INC. Capital Management 22 (in US$ billions, except as noted, as of and for the period ended) 1. U.S. asset managers include AB, AMG, APAM, APO, BLK, BX, CG, CLMS, CNS, EV, FIG, FII, GBL, IVZ, JNS, KKR, LM, MN, OAK, OZM, PZN, TROW, WDR and WETF. Source: Thomson Reuters and company reports. 2. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12 month period. 3. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12 month period. 4. Net cash and investments consists of Franklin Resources, Inc. cash and investments (including only direct investments in consolidated SIPs and VIEs), net of debt and deposits. Unaudited Change in Ending Shares Outstanding Trailing 12 Months Payout Ratio Net Cash & Investments4  BEN  U.S. Asset Managers Average (ex-BEN)1 U.S. Asset Managers (ex-BEN)1: 2.2% Compound Annual Dilution  Dividend Payout2  Repurchase Payout3 BEN: 2.0% Compound Annual Accretion -15% -10% -5% 0% 5% 10% 15% 12/08 6/09 12/09 6/10 12/10 6/11 12/11 6/12 12/12 6/13 12/13 44% 43% 41% 41% 12% 31% 25% 15% 23% 24% 75% 68% 56% 64% 36% 12/12 3/13 6/13 9/13 12/13 5.2 5.9 6.5 7.3 7.8 9/10 9/11 9/12 9/13 12/13

FRANKLIN RESOURCES, INC. Appendix

FRANKLIN RESOURCES, INC. Sales and Distribution Summary 24 (in millions, for the three months ended) Unaudited The table to the left summarizes the asset and sales based distribution fees, net of expense. • Asset based expenses are generally not directly correlated with asset based revenue due to international fee structures which provide for recovery of certain distribution costs through investment management fees. • Sales based expenses are determined as a percentage of sales and are incurred from the same commissionable sales transactions that generate sales fee revenues. • Deferred sales commissions, which are related to up-front commissions on shares sold without a front-end sales charge, are amortized over the periods in which commissions are generally recovered from distribution fee revenues (and to a lesser extent, from contingent deferred sales charges received from shareholders of the funds upon redemption of their shares). See the MD&A section of the Company’s recent Form 10-Q for additional information. • The change in asset based fees, net is primarily attributable to the reclassification of rebates of investment management and distribution fees related to our international business reported in the prior quarter. • Commissionable sales represented approximately 12% of long-term sales this quarter. 31-Dec-13 30-Sep-13 Change % Change Asset based fees, n t (125.0)$ (94.0)$ (31.0)$ 33% Sales based fees, t 19.2 16.3 2.9 18% Amortization of d f rr sales commissions (34.2) (35.2) 1.0 (3%) Sales and Distribut on Fees, Net (140.0)$ (112.9)$ (27.1)$ 24%

FRANKLIN RESOURCES, INC. Consolidated SIPs and VIEs Related Adjustments 25 (in millions, for the three months ended) Unaudited The table to the left summarizes the impact of consolidating SIPs and VIEs on the Company’s reported U.S. GAAP operating results. 31-Dec-13 30-Sep-13 Operating Revenues 12.1$ 5.1$ Operating Expenses 4.2 3.7 Operating Income 7.9 1.4 Investment Income (9.1) 12.7 Interest Expense (1.2) (1.1) Consolidated SIPs (5.3) (23.9) Consolidated VIEs 5.7 11.7 Other Inco e (9.9) (0.6) Net Income (2.0) 0.8 Less: net income attributable to noncontrolling interests (8.0) 1.1 Net Income Attributable to Franklin Resources, Inc. 6.0$ (0.3)$